Exhibit 99.1

Cavium

Announces Financial Results for Q3 2015

SAN JOSE, Calif., October 28, 2015 – Cavium, Inc. (NASDAQ: CAVM), a leading provider of semiconductor products that enable secure and intelligent processing for enterprise, data center, wired and wireless networking, today announced financial results for the third quarter ended September 30, 2015.

Net revenue in the third quarter of 2015 was $105.1 million, a 0.1% sequential increase from the $105.0 million reported in the second quarter of 2015 and a 7.4% year-over-year increase from the $97.8 million reported in the third quarter of 2014.

Generally Accepted Accounting Principles (GAAP) Results

Net income in the third quarter of 2015 was $4.2 million, or $0.07 per diluted share, compared to net loss of $6.4 million, or $(0.11) per diluted share in the second quarter of 2015. Gross margins were 65.5% in the third quarter of 2015 compared to 64.1% in the second quarter of 2015. Total cash and cash equivalents were $131.0 million at September 30, 2015.

Non-GAAP Results

Cavium believes that the presentation of non-GAAP financial measures provides important supplemental information to management and investors regarding financial and business trends relating to Cavium’s financial condition and results of operations. These measures should only be used to evaluate Cavium’s results of operations in conjunction with the corresponding GAAP measures. The reconciliation between GAAP and non-GAAP financial results is provided in the financial statements portion of this release.

In the third quarter of 2015, Non-GAAP net income was $22.5 million, or $0.38 per diluted share. Non-GAAP gross margin was 65.9% and Non-GAAP operating margin (non-GAAP income from operations as a percentage of revenue) was 21.8%.

Recent News Highlights

•	October 26, 2015 - Cavium to Demonstrate Solutions for Cloud Infrastructure and Scale-Out Applications at OpenStack Summit Tokyo
•	October 10, 2015 - Accton Technology Contributes Design of 100 Gigabit Ethernet Switch to Open Compute Project – the First OCP Design Based on Cavium XPliant Switch ASIC
•	September 24, 2015 - Cavium Demonstrated Cloud Workload Instances at OVH Summit 2015
•	September 9, 2015 - Cavium and Quantenna to Delivers Industry-Leading 10G Wave 3 Wi-Fi Solutions for Campus and Home WLAN Networks
•	August 19, 2015 - Cavium XPliant Switches and Microsoft Azure Networking Achieved SAI Routing Interoperability

Cavium, Inc. will broadcast its third quarter of 2015 financial results conference call today, October 28, 2015, at 2 p.m. Pacific time (5 p.m. Eastern time).  The conference call will be available via a live web cast on the investor relations section of the Cavium website at http://www.cavium.com.  Please access the website at least a few minutes prior to the start of the call in order to download and install any necessary audio software. An archived web cast replay of the call will be available on the web site for a limited period of time.

About Cavium

Cavium is a leading provider of highly integrated semiconductor products that enable intelligent processing in enterprise, data center, cloud and wired and wireless service provider applications. Cavium offers a broad portfolio of integrated, software-compatible processors ranging in performance from 100 Mbps to 100 Gbps that enable secure, intelligent functionality in enterprise, data-center, broadband/consumer and access and service provider equipment. Cavium’s processors are supported by ecosystem partners that provide operating systems, tool support, reference designs and other services. Cavium’s principal office is in San Jose, CA with design team locations in California, Massachusetts, India and China. For more information, please visit: http://www.cavium.com.

CAVIUM, INC.

Unaudited GAAP Condensed Consolidated Statements of Operations

(in thousands, except per share amounts)

	Three Months Ended
	September 30, 2015	June 30, 2015
Net revenue	$105,063	$104,961
Cost of revenue	36,203	37,673
Gross profit	68,860	67,288
Operating expenses:
Research and development	45,367	52,225
Sales, general and administrative	18,522	20,336
Total operating expenses	63,889	72,561
Income (loss) from operations	4,971	(5,273)
Other expense, net:
Interest expense	(216)	(388)
Other, net	(173)	(33)
Total other expense, net	(389)	(421)
Income (loss) before income taxes	4,582	(5,694)
Provision for income taxes	366	661
Net income (loss)	$4,216	$(6,355)
Net income (loss) per common share, basic	$0.08	$(0.11)
Shares used in computing basic net income (loss) per common share	55,819	55,507
Net income (loss) per common share, diluted	$0.07	$(0.11)
Shares used in computing diluted net income (loss) per common share	57,457	55,507

CAVIUM, INC.

Unaudited Reconciliation of Non-GAAP Adjustments

(in thousands)

	Three Months Ended
	September 30, 2015	June 30, 2015
Reconciliation of GAAP operating expenses to non-GAAP:
GAAP research and development expenses	$45,367	$52,225
Stock-based compensation and related payroll taxes	(7,766)	(7,896)
Amortization of acquisition related assets	(3,471)	(2,932)
Net restructuring related expenses	(140)	-
Xpliant transition related expenses	(971)	-
Research and development expenses associated with Xpliant	-	(8,845)
Non-GAAP research and development expenses	$33,019	$32,552

GAAP sales, general and administrative expenses	$18,522	$20,336
Stock-based compensation and related payroll taxes	(4,946)	(4,429)
Amortization of acquisition related assets	(4)	(11)
Net restructuring related expenses	(255)	-
Sales, general and administrative expenses associated with Xpliant	-	(2,554)
Non-GAAP sales, general and administrative expenses	$13,317	$13,342
Total Non-GAAP operating expenses	$46,336	$45,894

Reconciliation of GAAP non-operating expenses to non-GAAP non-operating income (expense):
GAAP non-operating expenses	$(389)	$(421)
Non-operating expenses associated with Xpliant	354	1,144
Total Non-GAAP non-operating income (expense)	$(35)	$723

CAVIUM, INC.

Unaudited Reconciliation of Non-GAAP Adjustments

(in thousands, except per share data and percentages)

	Three Months Ended
	September 30, 2015	June 30, 2015
Reconciliation of GAAP gross profit & margin to non-GAAP:
Net revenue	$105,063	$104,961
GAAP gross profit	68,860	67,288
GAAP gross margin	65.5%	64.1%

Stock-based compensation and related payroll taxes	211	212
Amortization of acquisition related assets	157	157
Discontinued mask	-	2,420
Non-GAAP gross profit	$69,228	$70,077
Non-GAAP gross margin	65.9%	66.8%

Reconciliation of GAAP income (loss) from operations to non-GAAP income from operations:
GAAP income (loss) from operations	$4,971	$(5,273)
Stock-based compensation and related payroll taxes	12,923	12,537
Amortization of acquisition related assets	3,632	3,100
Discontinued mask	-	2,420
Net restructuring related expenses	395	-
Xpliant transition related expenses	971	-
Operating expenses associated with Xpliant	-	11,399
Non-GAAP income from operations	$22,892	$24,183
Non-GAAP income from operations as a percentage of revenue	21.8%	23.0%

Reconciliation of GAAP income (loss) to non-GAAP net income:
GAAP net income (loss)	$4,216	$(6,355)
Non-GAAP adjustments:
Stock-based compensation and related payroll taxes	12,923	12,537
Amortization of acquisition related assets	3,632	3,100
Discontinued mask	-	2,420
Net restructuring related expenses	395	-
Xpliant transition related expenses	971	-
Operating expenses associated with Xpliant	-	11,399
Non-operating expenses associated with Xpliant	354	1,144
Total of non-GAAP adjustments	18,275	30,600
Non-GAAP net income	$22,491	$24,245

GAAP net income (loss) per share, diluted	$0.07	$(0.11)
Non-GAAP adjustments detailed above	0.31	0.52
Non-GAAP net income per share, diluted	$0.38	$0.41

GAAP weighted average shares, diluted	57,457	55,507
Non-GAAP share adjustment	2,201	4,114
Non-GAAP weighted average shares, diluted	59,658	59,621

CAVIUM, INC.

Unaudited GAAP Condensed Consolidated Balance Sheets

(in thousands)

	As of September 30, 2015	As of June 30, 2015
Assets
Current assets
Cash and cash equivalents	$130,985	$121,984
Accounts receivable, net	61,696	67,165
Inventories	47,645	50,403
Prepaid expenses and other current assets	9,512	9,312
Total current assets	249,838	248,864
Property and equipment, net	64,414	60,235
Intangible assets, net	36,954	37,023
Goodwill	71,478	71,478
Other assets	2,019	1,952
Total assets	$424,703	$419,552

Liabilities and Stockholders' Equity
Current liabilities
Accounts payable	$25,338	$32,702
Other accrued expenses and other current liabilities	12,095	14,950
Deferred revenue	6,519	7,273
Capital lease and technology license obligations	17,004	18,383
Total current liabilities	60,956	73,308
Capital lease and technology license obligations, net of current	16,092	15,981
Deferred tax liability	3,320	3,159
Other non-current liabilities	2,849	2,970
Total liabilities	83,217	95,418

Stockholders' equity
Common stock	56	56
Additional paid-in capital	529,812	516,676
Accumulated deficit	(188,382)	(192,598)
Total stockholders' equity	341,486	324,134
Total liabilities and stockholders' equity	$424,703	$419,552

Cavium Contact:

Art Chadwick	Angel Atondo
Vice President of Finance and Administration and Chief Financial Officer	Senior Marketing Communications Manager
Tel: (408) 943-7104	Tel: (408) 943-7417
Email: art.chadwick@cavium.com	Email: angel.atondo@cavium.com